UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 20, 2011
CORNERSTONE CORE PROPERTIES REIT, INC
(Exact name of registrant as specified in its charter)

Maryland	000-52566	73-1721791
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)
1920 Main Street, Suite 400
Irvine, CA 92614
(Address of principal executive offices)
(949) 852-1007
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On July 20, 2011, we amended our Credit Agreement with HSH Nordbank AG, New York Branch (HSH Nordbank) to extend the maturity date of the loan to December 16, 2011. As a part of the amendment to the Credit Agreement, HSH Nordbank eliminated principal payments scheduled to be made in July, August and September of 2011 and the requirement to maintain a minimum amount of cash or cash equivalents. The other terms of the Credit Agreement remain in full force and effect. As of July 20, 2011, the outstanding principal amount of our obligations under the Credit Agreement was $4,985,000.
Item 9.01 Financial Statements and Exhibits
(d)	Exhibits
10.1	Amendment No. 10 to Credit Agreement with HSH Nordbank AG, New York Branch dated as of July 20, 2011

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE CORE PROPERTIES REIT, INC.

	By:	/s/ SHARON C. KAISER Sharon C. Kaiser, Chief Financial Officer

Dated: July 25, 2011